Exhibit 10.13

FIRST AMENDMENT
TO
ASSET PURCHASE AND CONTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO ASSET PURCHASE AND CONTRIBUTION AGREEMENT (“First Amendment”) is made and entered into as of May 2, 2013, by and among Landmark Apartment Trust of America Holdings, L.P., Elco Landmark Residential Management LLC, Elco Landmark Residential Holdings LLC and Elco Landmark Residential Holdings II LLC. All capitalized terms used but not defined herein shall have the meaning given such term in the Agreement (as defined below).
WHEREAS, the parties hereto entered into that certain Asset Purchase and Contribution Agreement, dated as of March 13, 2013 (the “Agreement”); and
WHEREAS, the parties hereto desire to extend certain dates in Section 3.04(a) of the Agreement from (i) March 31, 2013 to May 20, 2013 and (ii) April 1, 2013 to May 21, 2013, respectively.
NOW, THEREFORE, the parties, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, agree as follows:
1.Recitals; Incorporation. The above recitations are true and correct and are hereby incorporated into this First Amendment by reference.
2.Amendment. The Agreement is hereby amended as follows:
(a)Section 3.04(a) is amended and restated in its entirety to read as follows:
“(a)    ELRH contributes and assigns, and Buyer accepts, the assignment of all of ELRH’s economic rights in the Timbercreek Rights and Buyer agrees that, from and after Closing, it shall perform the property management obligations of ELRH or ELRM thereunder pursuant to and in accordance with the terms of the Timbercreek Consent and Sub-Manager Agreement. Timbercreek U.S. Multi-Residential Opportunity Fund #1, an Ontario, Canada limited partnership (the “Fund”), is in the process of conducting a public offering of its limited partnership units (the “Offering”). Pursuant to the Timbercreek Operating Agreement and the Timbercreek Consent, Buyer, or an Affiliate of Buyer, will earn property management fees for managing the assets acquired, directly or indirectly, from the proceeds of the Offering (“Gross Subscription Proceeds”) and other debt or equity financing obtained by the Fund or its affiliates. In consideration for the contribution of ELRH’s economic rights in the Timbercreek Rights, Buyer shall deliver to ELRH Restricted Units, if and at the times hereafter set forth and certified to by Seller, ELRH and ELRH II: (a) at the Closing, if prior to May 20, 2013, the number of Restricted Units equal to (x) 552,147.24 multiplied by (y) the quotient of (i) the actual Gross Subscription Proceeds the Fund generated prior to the Closing Date divided by (ii) $50,000,000; (b) if the Fund generates Gross Subscription Proceeds of at least Fifty Million Dollars ($50,000,000.00) on or prior to May 20, 2013, 552,147.24 Restricted Units, less the number of Restricted Units delivered pursuant to subsection (a) above shall be delivered within ten (10) days after written notice to Buyer such milestone was achieved; (c) if the Fund generates Gross Subscription Proceeds of at least One Hundred Million Dollars ($100,000,000.00) on or prior to nine (9) months after the Closing Date, 368,098.16 Restricted Units shall be delivered within ten (10) days after written notice to Buyer such milestone was achieved; provided, however, if Gross Subscription Proceeds are less than $100,000,000 as of the date nine (9) months after the Closing Date, the Buyer shall deliver to ELRH the number of Restricted Units equal to (x) 368,098.16 multiplied by (y) the quotient of (i) the actual Gross Subscription Proceeds received by the Fund from May 21, 2013 through such date, divided by (ii) $50,000,000; and (d) if the Fund generates Gross Subscription Proceeds of at least One Hundred Fifty Million Dollars ($150,000,000.00) on or prior to the eighteenth month after the Closing Date, 306,748.47 Restricted Units shall be delivered within ten (10) days after written notice to Buyer such milestone was achieved; provided, however, if Gross Subscription Proceeds are less than $150,000,000 as of the date 18 months after the Closing Date, the Buyer shall deliver to ELRH the number of Restricted Units equal to (x) 306,748.47 multiplied by (y) the quotient of (i) the actual Gross Subscription Proceeds received by the Fund from the date nine (9) months after the Closing Date through the date that is 18 months after the Closing Date, divided by (ii) $50,000,000.”
3.Continuing Validity. Except as modified by this First Amendment, the Agreement remains in full force and effect.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the undersigned has executed this First Amendment to Asset Purchase and Contribution Agreement as of the date first written above.

LANDMARK APARTMENT TRUST OF AMERICA HOLDINGS, L.P.

By Landmark Apartment Trust of America, Inc., its
General Partner

By: /s/ Stanley J. Olander
Name: Stanley J. Olander
Title: Chief Executive Officer

ELCO LANDMARK RESIDENTIAL MANAGEMENT LLC

By: /s/ Joseph G. Lubeck
Name: Joseph G. Lubeck
Title: President

ELCO LANDMARK RESIDENTIAL HOLDINGS LLC

By: /s/ Joseph G. Lubeck
Name: Joseph G. Lubeck
Title: President

ELCO LANDMARK RESIDENTIAL HOLDINGS II LLC

By: /s/ Joseph G. Lubeck
Name: Joseph G. Lubeck
Title: President

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